UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026 (June 30, 2026)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7533 S Center View Ct. # 5311, West Jordan, Utah	84084
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 1.01              Entry into a Material Definitive Agreement.

On June 30, 2026, ClearOne, Inc. (the "Company") entered into a Loan Agreement (the "Loan Agreement") with First Finance Ltd. ("First Finance"), pursuant to which First Finance agreed to lend the Company up to $1,000,000 in the aggregate (the "Loan"). The Loan is structured in tranches, with an initial tranche of $500,000 and additional tranches of $250,000 each, in each case on dates mutually agreed by the parties.

The material terms of the Loan Agreement are as follows:

Principal Amount.  Up to $1,000,000 in aggregate, advanced in tranches ($500,000 initial tranche; $250,000 per additional tranche).

Interest Rate.  11% per annum, calculated daily on the basis of a 360-day year, accruing from the applicable advance date until repayment in full. Overdue interest is compounded and added to principal.

Maturity Date.  The earlier of (i) six (6) months following June 30, 2026 (i.e., December 30, 2026) or (ii) such other date as the parties may mutually agree in writing.

Prepayment.  The Company may prepay all outstanding indebtedness at any time without notice, bonus or penalty, provided no Event of Default is outstanding.

Events of Default.  The Loan Agreement contains customary events of default, including failure to pay principal or interest when due (subject to a 10 business day cure period), repayment of other indebtedness prior to this Loan, assignment for the benefit of creditors, liquidation or dissolution, appointment of a receiver, and bankruptcy proceedings. Upon an event of default, the outstanding indebtedness becomes immediately due and payable (automatically in the case of insolvency-related events, or upon demand for payment failure).

Governing Law.  State of Nevada.

The Company expects to use the proceeds of the Loan for general working capital purposes.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Loan Agreement, dated as of June 30, 2026, by and between ClearOne, Inc. and First Finance Ltd.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: June 30, 2026	By:	/s/ Simon Brewer
Simon Brewer
Chief Financial Officer